Exhibit 23.3

                       Consent of Independent Accountants


                   PARKER & SIMONE, CHARTERED ACCOUNTANTS, LLP
                        245 MATHESON BOULEVARD - SUITE 5B
                          MISSISSAUGA, ONTARIO L4Z 3C9


Consent of Independent Chartered Public Accountants

         As independent chartered accountants, we hereby consent to all references to this form under the heading "Experts" and to the incorporation of our report dated December 5, 2000 in this Registration Statement (Form SB-2) and related prospectus of VentureDrive, Inc.


/s/ Parker & Simone LLP

Parker & Simone LLP


August 7, 2001